                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: DECEMBER 28, 2000



                                TEAM MUCHO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




              Ohio                      0-21533                 31-1209872
 (STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NO.)       (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                           IDENTIFICATION NUMBER)


                            110 E. Wilson Bridge Road
                             Worthington, Ohio 43085
                                 (614) 848-3995
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 16, 2000, TEAM Mucho, Inc. (formerly, TEAM America Corporation), an Ohio corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Agreement"), by and between the Company, TEAM Merger Corporation, a Nevada corporation and wholly owned subsidiary of the Company ("Merger Sub") and Mucho.com, Inc., a Nevada corporation ("Mucho"), pursuant to which Merger Sub would be merged with and into Mucho, and Mucho would become a wholly owned subsidiary of the Company (the "Merger").


         Under the terms of the Agreement, the Company agreed to acquire all of the stock of Mucho in exchange for common stock of the Company (the "Common Stock"). The Merger was completed on December 28, 2000. Pursuant to the terms of the Agreement, 5,925,925 shares of Common Stock were issued or reserved, of which 2,222,222 shares were placed in escrow. Of the 2,222,222 shares placed in escrow, 1,111,111 were released from escrow on December 28, 2000.


         The Company's Board of Directors approved the issuance of the 5,925,925 shares pursuant to the Agreement and Plan of Merger on June 16, 2000. The Company's shareholders approved the Merger and the issuance of the 5,925,925 shares on December 28, 2000.

         The transaction was accomplished through arms-length negotiations between the Company's management and the management of Mucho.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  The financial statements of Mucho, as audited by their independent auditors for the periods reflected therein are found on the Company's Form S-4/A No. 4, dated as of November 27, 2000, and filed with the Securities and Exchange Commission on November 27, 2000, and incorporated herein by reference.

         (B)      PRO FORMA FINANCIAL INFORMATION.

                  The following is a list of the pro forma condensed combining financial information for the Company and Mucho filed with this report:

                  Introduction..........................................     F-1

                  Unaudited Pro Forma Condensed Combining Balance Sheet
                  as of September 30, 2000..............................     F-2

                  Unaudited Pro Forma Condensed Combining Statements of Operations for the Nine Month Period Ended September
                  30, 2000..............................................     F-3

                  Unaudited Pro Forma Condensed Combining Statements of
                  Operations for the Year Ended December 31, 1999......      F-4

                  Notes to Unaudited Pro Forma Condensed Combining
                  Financial Information with Mucho.....................      F-5


         (C)      EXHIBITS.

                Exhibit No.                 Description

                  2(a) Agreement and Plan of Merger (the "Agreement"), by and between the Company, Merger Sub and Mucho. (Reference is made to Appendix A to the Registration Statement on Form S-4/A No. 4, as amended (Registration No. 333-43630), filed with the Securities and Exchange Commission on November 27, 2000, and incorporated herein by reference).

                  23 Consent of Stonefield Josephson, Inc. (Reference is made to Exhibit 23 to Form 8-K, dated December 28, 2000, filed with the Securities and Exchange Commission on January 12, 2001, and incorporated herein by reference).

                  99 Press release, dated December 29, 2000, entitled "TEAM America Announces Closing of Merger with Mucho.com" (Reference is made to Form 8-K, filed with the Securities and Exchange Commission on December 29, 2000, and incorporated herein by reference).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TEAM MUCHO, INC.



Date:  March 13, 2001            By: /s/ Jose Blanco
                                    --------------------------------------------
                                    Jose Blanco, Chief Financial Officer

             UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL DATA


     The following tables present selected pro forma condensed combined balance sheet and statements of operations of TEAM America and Mucho. The information is presented as if the merger had occurred on January 1, 1999 for the statements of operations and on September 30, 2000 for the balance sheet. The pro forma data assumes that the merger is effected by the exchange of 0.106 of a share of TEAM America common stock for each share of Mucho common stock and option outstanding, whereby an aggregate of 4,950,925 shares (including 1,111,111 contingently issuable shares, and excluding 375,000 shares issued back to TEAM America and 600,000 shares issued as part of the Series A Convertible Redeemable Cumulative Preferred Stock transaction) of TEAM America common stock are issued or reserved in exchange for all outstanding Mucho common stock, options and warrants. Based on the outstanding Mucho stock, options and warrants at December 28, 2000, of the 4,950,925 TEAM America shares available, 4,754,820 were issued (including 1,111,111 contingently issuable shares) and 196,105 were registered for future issuance for outstanding Mucho options and warrants. Because the Mucho shareholders own a majority of the outstanding shares of TEAM America common stock upon completion of the transaction, the merger was accounted for as a reverse acquisition. Accordingly, for accounting purposes, TEAM America was treated as the acquired company and Mucho was considered to be the acquiring company. The purchase price will be allocated to the assets and liabilities assumed of TEAM America based on their estimated fair market values at the acquisition date. TEAM America's financial position and results of operations will not be included in Mucho's consolidated financial statements prior to the date the merger was consummated.


     Under reverse acquisition accounting, the purchase price of TEAM America is based on the fair market value of TEAM America common stock, except for the portion of TEAM America controlled by the Mucho control group, for which the historical cost carryover basis is used. For purposes of presentation in these pro forma financial statements, the fair market value of TEAM America common stock is $5.00 per share, which was the average closing price of TEAM America common stock from December 22, 2000 to December 28, 2000, and the historical cost carryover basis is $6.20 per share. The merger consideration includes
0.106 of a share of TEAM America common stock for each share of Mucho common stock. However, this includes the 1,111,111 of contingently issuable shares. After adjusting for the contingently issuable shares, the exchange ratio is
0.078 TEAM America shares per Mucho share. This adjusted exchange ratio was utilized for purposes of computing pro forma net loss per share.

     The pro forma condensed combined financial data are intended for information purposes, and do not purport to represent what the combined entity's results of continuing operations or financial position would actually have been had the transaction in fact occurred at an earlier date, or project the results for any future date or period.

                             TEAM AMERICA AND MUCHO

                  PRO FORMA CONDENSED COMBINING BALANCE SHEET
                               SEPTEMBER 30, 2000
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                AS ADJUSTED
                                                                HISTORICAL
                                    HISTORICAL                     TEAM
                                       TEAM      SUPPLEMENTAL     AMERICA     HISTORICAL    PRO FORMA     COMBINED
                                    AMERICA(a)    ADJUSTMENT    CORPORATION    MUCHO(b)    ADJUSTMENTS    PRO FORMA
                                    ----------   ------------   -----------   ----------   -----------    ---------
ASSETS
Current Assets:
  Cash............................   $ 3,294       $  (900)(c)    $ 2,394       $  131      $              $ 2,525
  Trade A/R, net..................    14,593                       14,593           84          (148)(l)    14,529
  Deferred income tax assets......       246                          246           --                         246
  Prepaid expenses and other......       228                          228           81                         309
                                     -------       -------        -------       ------      --------       -------
          Total current assets....    18,361          (900)        17,461          296          (148)       17,609
                                     -------       -------        -------       ------      --------       -------
  Property and equipment, net.....     1,332                        1,332          973          (600)(d)     1,705
  Intangible assets, primarily
     goodwill, net................    24,932                       24,932           --         1,379 (d)    26,311
  Other, net......................     1,024           900(c)       1,924           46                       1,970
                                     -------       -------        -------       ------      --------       -------
          Total assets............   $45,649       $    --        $45,649       $1,315      $    631       $47,595
                                     =======       =======        =======       ======      ========       =======
LIABILITIES AND STOCKHOLDERS'
  EQUITY
  Current liabilities.............   $16,936       $              $16,936       $2,486      $   (148)(l)   $19,274
  Long-term debt and capital lease
     obligations..................        --         1,622(c)       1,622          146                       1,768
  Other long-term liabilities.....       793                          793           --                         793
                                     -------       -------        -------       ------      --------       -------
          Total liabilities.......   $17,729        $1,622        $19,351       $2,632      $   (148)      $21,835
                                     -------       -------        -------       ------      --------       -------

PREFERRED STOCK                                      4,200(c)       4,200                                    4,200
                                     -------       -------        -------       ------      --------       -------

STOCKHOLDERS' EQUITY
  Common stock and additional
     paid-in capital..............   $28,795        $5,800(c)     $34,595       $6,592      $    779(d)    $30,144
                                                                                               2,053(e)
                                                                                                 675(i)
                                                                                                 (84)(e)
                                                                                             (14,466)(e)
  Subscription receivable.........                                                 (50)                        (50)
  Retained earnings (accumulated
     deficit).....................     2,053                        2,053       (7,859)       (2,053)(e)    (8,534)
                                                                                                (675)(i)
  Excess purchase price...........       (84)                         (84)                        84(e)         --
  Less treasury stock.............    (2,844)      (11,622)(c)    (14,466)                    14,466(e)         --
                                     -------       -------        -------       ------      --------       -------
          Total stockholders'
            equity................    27,920        (5,822)        22,098       (1,317)          779        21,560
                                     -------       -------        -------       ------      --------       -------
          Total liabilities and
            stockholders'
            equity................   $45,649       $    --        $45,649       $1,315      $    631       $47,595
                                     =======       =======        =======       ======      ========       =======

                             TEAM AMERICA AND MUCHO

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2000
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                 HISTORICAL
                                                    TEAM       HISTORICAL     PRO FORMA     COMBINED
                                                 AMERICA(a)     MUCHO(b)     ADJUSTMENTS    PRO FORMA
                                                 ----------    ----------    -----------    ---------
Revenues.......................................   $312,247       $    41       $(2,783)(l)  $309,505
                                                  --------       -------       -------      --------
Direct costs:
  Salaries and wages...........................    273,024                      (2,535)(l)   270,489
  Payroll taxes, workers' compensation
     premiums, employee benefits and other.....     26,783                        (248)(l)    26,535
                                                  --------       -------       -------      --------
          Total direct costs...................    299,807                      (2,783)      297,024
                                                  --------                     -------      --------
          Gross profit.........................     12,440            41                      12,481
Expenses:
  Administrative salaries, wages and employment
     taxes.....................................      5,972         3,763                       9,735
  Other selling, general and administrative
     expenses..................................      3,425         2,442                       5,867
  Depreciation and amortization................      1,378           188           (38)(f)     1,528
                                                  --------       -------       -------      --------
          Total operating expenses.............     10,775         6,393           (38)       17,130
                                                  --------       -------       -------      --------
          Income (loss) from operations........      1,665        (6,352)           38        (4,649)
Other income (expense), net:
  Interest income (expense), net...............        (75)         (252)         (245)(g)      (572)
  Other, net...................................
                                                  --------       -------       -------      --------
          Other income (expense), net..........        (75)         (252)         (245)         (572)
                                                  --------       -------       -------      --------
          Income (loss) before income taxes....      1,590        (6,604)         (207)       (5,221)
Income tax expense.............................     (1,020)                      1,020(h)         --
                                                  --------       -------       -------      --------
Net income (loss)..............................   $    570       $(6,604)      $   813      $ (5,221)
                                                  ========       =======       =======      ========

Accretion of preferred stock dividends.........                                 (1,293)(m)    (1,293)
                                                  --------       -------       -------      --------
Net income (loss) available for common
  shareholders.................................   $    570       $(6,604)      $  (480)     $ (6,514)
                                                  ========       =======       =======      ========
Earnings (loss) per share:
  Basic........................................   $   0.13       $ (0.20)                   $  (1.12)
  Diluted......................................       0.13         (0.20)                      (1.12)
Weighted average shares outstanding:
  Basic........................................      4,337        33,520         1,500(j)      5,837
  Diluted......................................      4,374        33,520         1,463(j)      5,837

                             TEAM AMERICA AND MUCHO

             PRO FORMA CONDENSED COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                 HISTORICAL
                                                    TEAM       HISTORICAL     PRO FORMA     COMBINED
                                                 AMERICA(a)     MUCHO(b)     ADJUSTMENTS    PRO FORMA
                                                 ----------    ----------    -----------    ---------
Revenues.......................................   $401,940                    $  (539)(1)   $401,401
Direct costs:
  Salaries and wages...........................    350,736                       (489)(1)    350,247
  Payroll taxes, workers' compensation
     premiums, employee benefits and other.....     35,482                        (50)(l)     35,432
                                                  --------       -------      -------       --------
          Total direct costs...................    386,218                       (539)       385,679
                                                  --------       -------      -------       --------
          Gross profit.........................     15,722                                    15,722
Expenses:
  Administrative salaries, wages and employment
     taxes.....................................      7,717           883                       8,600
  Other selling, general and administrative
     expenses..................................      6,079           271                       6,350
  Depreciation and amortization................      1,771            20          (51)(f)      1,740
  Merger termination costs.....................        400                                       400
                                                  --------       -------      -------       --------
          Total operating expenses.............     15,967         1,174          (51)        17,090
                                                  --------       -------      -------       --------
          Income (loss) from operations........       (245)       (1,174)          51         (1,368)
Other income (expense), net:
  Interest income (expense), net...............       (114)          (80)        (326)(g)       (520)
  Other, net...................................       (185)                                     (185)
                                                  --------       -------      -------       --------
          Other income (expense), net..........       (299)          (80)        (326)          (705)
                                                  --------       -------      -------       --------
          Income (loss) before income taxes....       (544)       (1,254)        (275)        (2,073)
Income tax expense.............................       (214)                       214(h)          --
                                                  --------       -------      -------       --------
Net loss.......................................   $   (758)      $(1,254)     $   (61)      $ (2,073)
                                                  ========       =======      =======       ========

Accretion of preferred stock dividends.........                                (1,635)(m)     (1,635)
                                                  --------       -------      -------       --------
Net loss available for common shareholders.....   $   (758)      $(1,254)     $(1,696)      $ (3,708)
                                                  ========       =======      =======       ========

Loss per share:
  Basic........................................   $  (0.17)      $ (0.05)                   $  (0.72)
  Diluted......................................      (0.17)        (0.05)                      (0.72)
Weighted average shares outstanding:
  Basic........................................      4,410        23,495          716(j)       5,126
  Diluted......................................      4,410        23,495          716(j)       5,126

                             TEAM AMERICA AND MUCHO

                         NOTES TO COMBINING STATEMENTS
                               SEPTEMBER 30, 2000

a. Reflects the historical financial position of TEAM America at the applicable date.

b.  Reflects the historical financial position of Mucho at the applicable date.

c. Simultaneous with the closing of the merger, TEAM America purchased 1,721,850 shares of outstanding common stock for $6.75 per share, pursuant to a tender offer to its shareholders. The tender offer was funded through a combination of proceeds from a convertible redeemable cumulative preferred stock issuance (the "Preferred Stock") and a line-of-credit with a bank. Of the total treasury stock purchase price of $11,622,000, $10,000,000 was funded through the Preferred Stock proceeds and $1,622,000 was funded through the line-of-credit.

    The terms of the Preferred Stock agreement include the following:

    - Annual cumulative dividends in an amount equal to 9.75%, payable quarterly in cash

    - In the event of liquidation or winding up of the Company, a liquidation preference over the common stock

    - The right to convert, in whole or in part, at any time, into the number of shares of common stock of the Company determined by dividing the aggregate liquidation amount (as defined in the Preferred Stock agreement, but $10,000,000 as of the date of this proforma), by the conversion price (as defined in the Preferred Stock agreement, but $6.75 as of the date of this proforma)

    - Mandatorily redeemable at the liquidation amount in June 2004

    - Issuance of warrants to purchase 1,481,481 shares of common stock of the Company at $6.75 per share. The warrants expire December 28, 2010.

    - The right to designate two members of the Board of Directors of the Company

    - Issuance of 600,000 shares of common stock in the Company to the holders of the Preferred Stock

    As a result of the issuance of the 600,000 shares of common stock in the Company to the holders of the Preferred Stock, and the issuance of warrants to purchase 1,481,481 shares of common stock of the Company, the proceeds of the Preferred Stock issuance must be allocated between Preferred Stock, warrants, and common stock issued, on the basis of their relative fair values. The proceeds were allocated as follows:

    Preferred Stock          $ 4,200,000
    Warrants                   2,800,000
    Common Stock               3,000,000
                             -----------
      Total                  $10,000,000
                             ===========

    The portion of the proceeds allocated to warrants and common stock are reflected as additional paid in capital in the pro forma balance sheet. These amounts will be accreted back to Preferred Stock over the redemption period as additional accretion of preferred stock dividends.

    The line-of-credit agreement (as described in note g) included debt issuance costs of $900,000.

    Because this transaction will be consummated as a part of the closing of the merger, it is being reflected as a supplemental adjustment to the historical financial statements in these pro forma financial statements.

d. These pro forma adjustments reflect the allocation to the assets and liabilities of TEAM America of the difference between the carryover value of TEAM America and TEAM America's book value (the "adjustment to equity"). The carryover value of TEAM America is assumed to be the sum of the fair market value of the outstanding TEAM America common stock not controlled by the Mucho control group, the book value of the TEAM America common stock controlled by the Mucho control group, the fair market value of TEAM America employee options outstanding at the date of the merger, and the direct outside costs incurred related to the merger. TEAM America's book value is assumed to be its historical stockholders' equity adjusted by the estimated shares repurchased related to the tender offer.

TEAM AMERICA'S MARKET VALUE:                                                    (000'S)
----------------------------                                                    -------
Shares of TEAM America common stock outstanding at
  September 30, 2000................................   4,350,999
Shares assumed to be repurchased in relation to the
  tender offer (see note c).........................  (1,721,850)
                                                      ----------
  As adjusted TEAM America common stock shares
     outstanding....................................   2,629,149
  Shares of TEAM America common stock controlled by
     the Mucho control group........................  (1,296,044)
                                                      ----------
As adjusted shares of TEAM America common stock not
  controlled by the Mucho control group.............                1,333,105
Market price per share of TEAM America common
  stock.............................................               $     5.00
                                                                   ----------
  Market value of TEAM America common stock
     outstanding, not controlled by the Mucho
     control group..................................                            $ 6,666
Shares of TEAM America common stock controlled by
  the Mucho control group...........................                1,296,044
Book value per share of TEAM America common stock,
  as adjusted for shares repurchased related to
  tender offer and for assumed transaction fees.....               $     6.20
                                                                   ----------
Book value of TEAM America common stock outstanding,
  controlled by the Mucho control group.............                              8,034
                                                                                -------
TEAM America's carryover value......................                             14,700
Estimated fair market value of TEAM America employee
  options assumed by Mucho.com......................                                677
Capitalizable costs related to the merger...........                              1,700
                                                                                -------
      Total Purchase Price..........................                             17,077

TEAM AMERICA'S MARKET VALUE:                                                    (000'S)
----------------------------                                                    -------
TEAM America's book value:
  September 30, 2000 stockholders' equity...........  27,920,000
  Treasury stock assumed to be purchased in tender
     offer (see note c)............................. (11,622,000)
                                                      ----------
TEAM America's adjusted book value..................                             16,298
                                                                                -------
Adjustment to equity................................                            $   779
                                                                                =======


   In accordance with purchase accounting, the assets and liabilities of TEAM America are adjusted to fair market value. However, TEAM America's management believes that, except for goodwill and property and equipment, the historical carrying values of its assets and liabilities approximates their fair value. The adjustment to equity was allocated as follows:


          Reduction in carrying value of
               property and equipment.....................  $   (600)
          Goodwill - previously recorded .................   (24,932)
          Goodwill - related to merger
               between Team America
               and Mucho..................................    26,311
                                                            --------
          Adjustment to equity............................  $    779
                                                            ========

   The goodwill recorded as a result of these allocations will be amortized over a 20-year life. In determining the estimated useful life, management considered the nature, competitive position, and historical and expected future operating income of the combined company. After the transaction, the combined company will continually review whether subsequent events and circumstances have occurred that indicate the remaining goodwill should be reviewed for possible impairment. The combined company will use projections to assess whether future operating income on a non-discounted basis (before goodwill amortization) is likely to exceed the goodwill amortization over the remaining life of the goodwill, to determine whether a write-down of goodwill to recoverable value is appropriate.

   The ultimate allocation of the purchase price to the net assets acquired, goodwill, other intangible assets, and liabilities assumed is subject to final determination of their respective fair values. This final allocation will be based upon the results of appraisals and other studies. TEAM America's management believes the above preliminary allocations of the purchase price are reasonable.

e. These pro forma adjustments eliminate TEAM America's historical retained earnings, excess purchase price, and treasury stock.


f. These pro forma adjustments adjust historical goodwill amortization for the change resulting from the application of purchase accounting to the assets and liabilities of TEAM America and the resulting change in goodwill. They also adjust historical depreciation expense for the reduction in the carrying value of property and equipment.

g. These pro forma adjustments reflect the interest expense associated with the borrowings for the TEAM America shares issued in the tender offer (see note c), as if the borrowings had occurred at January 1, 1999. The interest expense has been computed on an assumption that borrowings related to the purchase of the tendered shares will bear interest at a rate of 10.5% (prime plus 1) and that debt issuance costs of $900,000 are amortized over 5.5 years.

h. These pro forma adjustments represent the estimated income tax effect of the pro forma adjustments, excluding goodwill expense which has not been and will not be deductible for tax purposes, using an incremental income tax rate of 40%. It also reflects the impact of offsetting Mucho historical taxable losses against TEAM America historical taxable income.

i. These adjustments represent the impact to the balance sheet of the issuance of options for 600,000 shares of TEAM America common stock at an exercise price of $3.875 per share to an officer of TEAM America. The grant of the options was contingent upon the consummation of the merger and shareholder approval. The options vested immediately. As a result of the issuance of these options, the post acquisition merged company recorded a nonrecurring charge to compensation expense for the difference between the fair value of TEAM America stock at the date of the approval of the options and the exercise price of $3.875 per share. This pro forma balance sheet has reflected the compensation expense assuming a fair market value of $5.00 for TEAM America stock.


j. These pro forma adjustments reflect the conversion of Mucho historical common stock outstanding to TEAM America equivalent shares assuming an exchange ratio of 0.078. They also reflect the reduction in TEAM America historical shares outstanding resulting from the treasury stock buyback (see note c).

                                                                 SEPTEMBER 30,    DECEMBER 31,
                                                                     2000             1999
                                                                    (000'S)         (000'S)
                                                                 -------------    ------------
       Historical weighted average Mucho shares outstanding....      33,520          23,495
       Exchange ratio..........................................      X0.078          X0.078
                                                                    -------         -------
         Equivalent TEAM America shares........................       2,622           1,838
         Less: tender offer shares (see note c)................      (1,722)         (1,722)
         Plus: shares issued with Preferred Stock..............         600             600
                                                                    -------         -------
       Pro forma adjustment to weighted average shares
         (basic)...............................................       1,500             716
         Less: impact of historically dilutive TEAM America
               options, which are anti-dilutive in pro forma
               calculation.....................................         (37)             --
                                                                    -------         -------
         Pro forma adjustment to weighted average shares
            (diluted)..........................................       1,463             716
                                                                    =======         =======


k. As part of this transaction, 1,111,111 shares of contingently issuable TEAM America common stock will also be issued to the shareholders of Mucho. Contingent shares will be released upon the combined company meeting the terms of the contingency as described elsewhere in this document. The release of these shares will be treated as a stock dividend for accounting purposes.

l. These pro forma adjustments reflect the elimination of intercompany transactions related to professional employer organization services provided by TEAM America to Mucho.

m. These pro forma adjustments reflect the accretion of the 9.75% annual preferred stock dividend and the accretion (using the interest rate method) of the preferred stock proceeds allocated to warrants and common stock issued (see note c.)

                                  EXHIBIT INDEX



               Exhibit No.                   Description

                  2(a) Agreement and Plan of Merger (the "Agreement"), by and between the Company, Merger Sub and Mucho. (Reference is made to Appendix A to the Registration Statement on Form S-4/A No. 4, as amended (Registration No. 333-43630), filed with the Securities and Exchange Commission on November 27, 2000, and incorporated herein by reference).

                  23 Consent of Stonefield Josephson, Inc. (Reference is made to Exhibit 23 to Form 8-K, dated December 28, 2000, filed with the Securities and Exchange Commission on January 12, 2001, and incorporated herein by reference).

                  99 Press release, dated December 29, 2000, entitled "TEAM America Announces Closing of Merger with Mucho.com" (Reference is made to Form 8-K, filed with the Securities and Exchange Commission on December 29, 2000, and incorporated herein by reference).